                                                                  EXHIBIT 10.28

                              WAIVER AND AMENDMENT

                  THIS WAIVER AND AMENDMENT, dated as of the 27th day of February, 2004, among MOVADO GROUP, INC., a New York corporation (the "Parent"); CONCORD WATCH COMPANY S.A., Swiss corporation ("Concord"); MOVADO WATCH COMPANY SA, Swiss corporation ("MWC"); each of She Lenders which is a signatory to the Credit Agreement referred to below; and JPMORGAN CHASE BANK, as Administrative Agent, as Swingline Bank and as Issuing Bank.

                              Preliminary Statement

                  A. Reference is made to the Credit Agreement dated as of June 17, 2003 among the Parent, Concord, MWC, the Lenders thereto and JPMorgan Chase Bank, as Administrative Agent, as Swingline Bank and as Issuing Bank (the "Existing Credit Agreement"), All capitalized terms used In this Waiver and Amendment and not defined herein shall have the respective meanings ascribed to them in the Existing Credit Agreement.

                  B. In connection with the acquisition by Concord of Ebel SA and the acquisition by the Parent and certain Subsidiaries of in connection with the worldwide business Related exclusively to the Ebel brand, all as set forth in that certain Share Purchase and Transfer of Assets and Liabilities Agreement dated as of December 22, 2003 between Sofidiv SAS and Concord (the "Acquisition Agreement"), the Borrowers have requested a waiver of a certain provision of the Existing Credit Agreement and certain amendments to the Existing Credit Agreement.

                  NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

ARTICLE 1.        PARTICULAR WAIVER AND AMENDMENTS

                  Section 1.1. Capital Contribution to New Subsidiary. The Lenders hereby waive the restriction contained in Section 8.5 of the Existing Credit Agreement so as to permit MWC to make capital contributions of up to 76,875,000 Swiss francs in the aggregate to MGI international, Ltd., Provided that (a) MGI International, Ltd. uses the capital contributions to make loans to
(i) Concord for the purpose of enabling Concord to consummate the transaction contemplated by the Acquisition Agreement, (ii) other Subsidiaries (other than the Subsidiary Guarantors) for the purpose of enabling them to consummate the acquisition of the Ebel Assets as provided under the Acquisition Agreement and
(iii) Subsidiaries in connection with the Core Business; and (b) MGI International, Ltd. is and remains a wholly-owned Subsidiary of MWC. Such waiver is limited strictly as written and shall not apply to, or entitle the Borrowers (or any of them) to any waiver or consent in respect of, any other or further noncompliance with the same or any other provision of the Existing Credit Agreement, now or on any future occasion.

                  Section 1.2. Debt Limitation. Section 8.1 (d) of the Existing Credit Agreement is hereby amended so as to read as follows:

                           (d) Debt of the Parent to any Subsidiary; and Debt of
                  any Subsidiary to the Parent or to another Subsidiary, provided that the aggregate amount at any time outstanding of all Debt of Subsidiaries to the Parent or to other Subsidiaries does not exceed the sum of (i) the outstanding amount of the loan in the amount of 61,500,000 Swiss francs made by MGI international, Ltd. to Concord for the purpose of enabling Concord to consummate the transaction contemplated by the Acquisition Agreement, plus (ii) twenty percent (20%) of Consolidated Tangible Net Worth at the time of determination."

                  Section 1.3. New Defined Term. Section 1.1 of the Existing Credit Agreement is hereby amended by adding thereto the following defined term:

                           "Acquisition Agreement' means the Share Purchase and
                  Transfer of Assets and Liabilities Agreement as of December 22, 2003 between Sofidiv SAS and Concord,"

                  Section 1.4. List of Subsidiaries. The list of Subsidiaries of the Parent set forth on Schedule III of the Existing Credit Agreement is hereby amended by adding thereto the following, each of which is formed under the of the jurisdiction opposite Its name:

                       Ebel, SA - Switzerland
                       SwissWave Europe SA - France
                       MGI International, Ltd. - Bermuda
                       Ebel Deutsehland gmbh - Germany
                       Swissam UK Limited - United Kingdom
                       SA de l'lmmeuble, rue de la Paix 101 - Switzerland

The last sentence of such Schedule III applies to each of the foregoing Subsidiaries; provided, however, that the shares of Ebel, SA will not be owned by the Parent or any of its Subsidiaries until the closing of the acquisition by Concord of Ebel, SA.

                  Section 1.5. Change in Address. The address of JPMorgan Chase Bank set forth on its signature page of the Existing Credit Agreement is hereby amended by changing the phrase "Attention: Mr. Leonard D. Noll" (in the three places such phrase appears) to "Attention: Mr. Dennis McSherry".

ARTICLE 2. MATTERS GENERALLY

                  Section 2.1. Fee. Contemporaneously with the execution and delivery of this Waiver and Amendment, the Borrowers shall pay a nonrefundable waiver fee to the Administrative Agent for the Rateable benefit of the Lenders in the aggregate amount of $37,500. Such fee shall be in addition to all other amounts required to be paid by the Borrowers under the Existing Credit Agreement and this Waiver and Amendment.

                  Section 2.2. Representations and Warranties. Each of the Borrowers hereby represents and warrants as follows (provided, however, that such representations and warranties by each Foreign Subsidiary Borrower shall be as to such Foreign Subsidiary Borrower only):

                           (a) All the representations and warranties set forth in the Existing Credit Agreement and in the other Facility Documents are true and complete on and as of the date hereof (with the same effect as though made on and as of such date).

                           (b)      No Default or Event of Default exists.

                           (c) No Borrower has any offset or defense with respect to any of its obligations under the Existing Credit Agreement or any of the Notes or any other Facility Document, and no Borrower has any claim or counterclaim against any Lender, the Swingline Bank, the issuing Bank or the Administrative Agent whatsoever (any such offset, defense, claim or counterclaim as may now exist being hereby irrevocably waived by the Borrowers).

                           (d) This Waiver and Amendment has been duly authorized, executed and delivered by the Borrowers.

                  Section 2.3. Guarantor Consent. The Subsidiary Guarantors shall execute this Waiver and Amendment in the space provided below to indicate their consent to the terms of this Waiver and Amendment.

                  Section 2.4. Expenses. The Borrowers shall pay all reasonable expenses incurred by the Administrative Agent in connection with this Waiver and Amendment, including (without limitation) the reasonable fees and disbursements of counsel for the Administrative Agent.

                  Section 2.5. Continuing Effect. Except as otherwise expressly provided in this Waiver and Amendment, all the terms and conditions of the Existing Credit Agreement shall continue in full force and effect. All the other Facility Documents also shall continue in full force and effect.

                  Section 2.6. Entire Agreement. This Waiver and Amendment constitutes the entire of the parties hereto with respect to a waiver or amendment of the Existing Credit Agreement pertaining TO the subject matter hereof, and it supersedes and replaces all prior and contemporaneous agreements, discussions and understandings (whether written or oral) with respect to such waiver and amendment.

                  Section 2.7. Counterparts. This Waiver and Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                  Section 2.8. Effectiveness. This Waiver and Amendment shall not become effective unless and until it shall have been executed and delivered by the Borrowers, the Administrative Agent and the Lenders (which execution and delivery may be evidenced by telecopies).

                  IN WITNESS WHEREOF, the parties hereto have executed this Waiver and Amendment as of the day and year first above written.

                                   MOVADO GROUP, INC.

                                   By: /s/ Frank V. Kimick
                                       -----------------------------------------
                                       Name (Print): Frank V. Kimick
                                       Tile: VP & Treasurer

                                   CONCORD WATCH COMPANY S.A.

                                   By: /s/ Kurt Burki
                                       -----------------------------------------
                                       Name (Print): Kurt Burki
                                       Title: President

                                   By: /s/ Emre Kurtoglu
                                       -----------------------------------------
                                       Name (Print): Emre Kurtoglu
                                       Title: Director of Finance

                                   MOVADO WATCH COMPANY SA

                                   By: /s/ Kurt Burki
                                       -----------------------------------------
                                       Name (Print): Kurt Burki
                                       Title: President

                                   By: /s/ Emre Kurtoglu
                                       -----------------------------------------
                                       Name (Print): Emre Kurtoglu
                                       Title: Director of Finance

                                   JPMORGAN CHASE BANK, as Administrative Agent, as Lender, as Swingline and as Issuing Bank

                                   By: /s/ Dennis Mc Sherry
                                       -----------------------------------------
                                       Dennis Mc Sherry
                                       Vice President

                                   FLEET NATIONAL BANK

                                   By: /s/ John C. Auth
                                       -----------------------------------------
                                       John C. Auth
                                       Vice President

                                   THE BANK OF NEW YORK

                                   By: /s/ Susan M. Graham
                                       -----------------------------------------
                                       Susan M. Graham
                                       Vice President

                                   CITIBANK, N.A.

                                   By: /s/ Anthony V. Pantina
                                       -----------------------------------------
                                       Anthony V. Pantina
                                       Vice President

CONSENTED TO BY SUBSIDIARY GUARANTORS:

MOVADO RETAIL GROUP, INC.

By: /s/ Timothy F. Michno
    ---------------------------------
    Name (Print): Timothy F. Michno
    Title: General Counsel

MOVADO LLC

By: /s/ Timothy F. Michno
    ---------------------------------
    Name (Print): Timothy F. Michno
    Title: General Counsel